UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8—K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 28, 2011
Penson Worldwide, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32878 (Commission File Number)	75-2896356 (IRS Employer Identification No.)

1700 Pacific Avenue, Suite 1400, Dallas, Texas (Address of Principal Executive Offices)	75201 (Zip Code)
Registrant’s telephone number, including area code 214-765-1100
Not Applicable (Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
     The Annual Meeting of Stockholders of Penson Worldwide, Inc. (“Penson”) was held on April 28, 2011. The holders of 23,353,698 shares of common stock, 81.96% of the outstanding shares entitled to vote as of the record date, were represented at the meeting in person or by proxy, and this amount represented a quorum. At the meeting, five proposals were submitted to Penson’s stockholders, as more fully described in Penson’s proxy statement filed with the Securities and Exchange Commission on March 7, 2011 (“Proxy Statement”). The final voting results for each proposal are set forth below:
Proposal 1
The individuals named below were elected to a three-year term as Class III Directors:

Nominee	For	Authority Withheld	Broker Non-Votes
Daniel P. Son	16,619,839	2,871,564	3,862,295
James S. Dyer	19,246,958	244,445	3,862,295
The following additional directors’ terms of office as a director continued after the Annual Meeting of Stockholders:
Philip A. Pendergraft
David A. Reed
Thomas R. Johnson
Roger J. Engemoen, Jr.
David Johnson
David M. Kelly
Proposal 2
The stockholders approved, on an advisory (non-binding) basis, the compensation paid to Penson’s named executive officers disclosed in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,732,152	1,783,403	975,848	3,862,295
Proposal 3
The stockholders voted, on an advisory (non-binding) basis, on the frequency of which Penson should hold future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
9,766,765	301,909	8,439,330	983,399	3,862,295

In accordance with the stockholder vote on this proposal at our 2011 Annual Meeting, our Board of Directors has determined that Penson’s policy is to hold a stockholder advisory vote on executive compensation every year until the next required advisory vote on the frequency of advisory votes on executive compensation.
Proposal 4
The stockholders approved an amendment to Penson’s 2000 Stock Incentive Plan to increase the number of shares authorized under the plan by 1,000,000, with voting on the proposal as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,029,857	8,449,721	1,011,825	3,862,295
Proposal 5
The stockholders ratified the appointment of BDO USA, LLP as Penson’s independent registered public accounting firm for 2011, with voting on the proposal as follows:

Votes For	Votes Against	Abstentions
23,309,662	42,034	2,002

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENSON WORLDWIDE, INC.
Date: May 3, 2011	/s/ Philip A. Pendergraft
	Name:	Philip A. Pendergraft
	Title:	Chief Executive Officer